UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2004


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      0-27460                                                  16-1158413
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

205 Indigo Creek Drive, Rochester, New York                        14626
(Address of principal executive offices)                         (Zip Code)


                                 (585) 256-0200
               (Company's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

 (c)       Exhibits.

           (99.1) Press release issued by Performance Technologies, Incorporated on April 27, 2004.

Item 12.   Results of Operations and Financial Condition.

        On April 27, 2004, Performance Technologies, Incorporated announced its results of operations for the quarter ended March 31, 2004. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     PERFORMANCE TECHNOLOGIES, INCORPORATED


April 28, 2004                      By:/s/   Donald L. Turrell
                                   ---------------------------
                                             Donald L. Turrell
                                             President and
                                             Chief Executive Officer


April 28, 2004                      By:/s/   Dorrance W. Lamb
                                    -----------------------------
                                             Dorrance W. Lamb
                                             Chief Financial Officer and
                                             Vice President of Finance

                                                                 Exhibit 99.1

For more information contact:
Dorrance W. Lamb
Chief Financial Officer
Performance Technologies
585-256-0200 ext. 276
http://www.pt.com
finance@pt.com


    Performance Technologies Announces First Quarter 2004 Financial Results

    'Record Quarterly Revenue and over 500% Increase in Quarter-Over-Quarter
                                    Profits'

ROCHESTER, N.Y. -- April 27, 2004 -- Performance Technologies, Inc.
(Nasdaq NM: PTIX), a leader in unified systems design for the communications, military and commercial markets today announced financial results for the first quarter 2004.

Revenue in the first quarter 2004 amounted to $15.6 million, compared to $11.0 million in the corresponding quarter a year earlier. The Voice Technology Group (Mapletree Networks, Inc.(R)), acquired in January 2004, contributed $1.2 million to revenue in the first quarter 2004.

GAAP Earnings Basis:

Net income for the first quarter 2004 amounted to $1.6 million, or $.11 per diluted share including non-recurring expense, based on 13.6 million shares outstanding. Net income for the first quarter 2003 amounted to $.3 million, or $.02 per diluted share, based on 12.2 million shares outstanding.

Non-GAAP Information:

Management believes that the Company's results excluding non-recurring expense is a better indicator of the operating results of the Company on a comparative basis as these charges result from facts and circumstances that vary in frequency and/or impact on continuing operations.

Net income for the first quarter 2004 amounted to $1.8 million, or $.13 per diluted share excluding non-recurring expense, based on 13.6 million shares outstanding. During the first quarter 2004, the Company completed the purchase of Mapletree Networks and recorded in-process research and development costs associated with this acquisition in the amount of $.2 million (after-tax), or $.02 per diluted share. Net income for the first quarter 2003 amounted to $.3 million, or $.02 per diluted share, based on 12.2 million shares outstanding.

Including the Voice Technology Group's operations, the Company's first quarter 2004 revenue grew by 41% when compared to the corresponding quarter a year earlier and grew by 17%, compared to the fourth quarter 2003. Excluding the Voice Technology Group's operations, the Company's first quarter revenue grew by 30% when compared to the corresponding quarter a year earlier and grew by 8% when compared to the fourth quarter 2003.

Cash amounted to $24.1 million and $29.6 million at March 31, 2004 and December 31, 2003, respectively. During the first quarter 2004, the Company paid $6.6 million to purchase Mapletree Networks and $1.3 million was loaned to InSciTek Microsystems, Inc. in the form of a convertible note. The Company had no long-term debt at March 31, 2004 or December 31, 2003.

The following contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

"Performance Technologies continues to demonstrate growth and improved financial performance," said Donald Turrell, president and chief executive officer. "We believe there is a mounting market acceptance of the Company's technologies and Advanced Managed Platform offering. As the economy improves and our customer base in the embedded systems market expands, we would expect to see this growth trend continue."

In January 2004, the Company completed the purchase of Mapletree Networks located in Norwood, Massachusetts. Mapletree Networks, now the Voice Technology Group (VTG), develops voice, data and fax processing products using Digital Signal Processing (DSP) technology. The core of VTG's technology offering is the award-winning and extensive UniPorte Software Architecture(TM), which provides a comprehensive software capability for the development of IP-based communications network equipment. The addition of VTG's products to the Company's portfolio enables Performance Technologies to deliver more comprehensive platform solutions for VoIP and wireless applications, both representing growing segments of the communications market.

Guidance

The Company's integrated platforms, components and software solutions are incorporated into current and next-generation embedded systems infrastructure. Traditionally, design wins have been an important metric for management to judge the Company's product acceptance in its marketplace. Design wins, if implemented, reach production volumes at varying rates, generally beginning twelve to eighteen months after the design win occurs. A variety of risks such as schedule delays, cancellations, changes in customer markets and economic conditions can adversely affect a design win before production is reached, or during deployment. In addition, during weak economic periods, customer's visibility deteriorates causing delays in the placement of orders. These factors often result in a substantial portion of the Company's revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Unfortunately, forward-looking visibility on customer orders continues to be very limited. During the first quarter 2004, the Company realized four design wins for its IPnexus(TM), SEGway(TM) and UniPorte Architecture product families.

During the first quarter 2004, the newly acquired Voice Technology Group generated revenue of $1.2 million and was approximately break-even on an operating basis. However, the purchase accounting for the Mapletree acquisition negatively impacted the Company's first quarter earnings by $.02 per diluted share. In the second quarter, the Voice Technology Group's financial results are expected to negatively impact the Company's earnings by $.02 to $.03 per share. Management believes the VTG operations will be accretive to the Company's earnings during the fourth quarter 2004.

During the second quarter 2004, the Company's revenue is expected to reflect a higher volume of computing products, and a lower volume of signaling and access products than in the first quarter 2004. Computing products have significantly lower gross margins than signaling and access products.

Based upon the current business mix, the current backlog, and review of sales forecasts, management expects revenue to be in the range of $15.0 million to $16.5 million in the second quarter 2004. Gross margin is expected to be approximately 48.5% to 50.5%. Excluding the operating results of the Voice Technology Group, diluted earnings per share in the second quarter is expected to be $.10 to $.14. Including the operating results of the Voice Technology Group, diluted earnings per share in the second quarter is expected to be $.07 to $.12. The effective income tax rate for the second quarter is expected to be 31%.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's recent Annual and Quarterly Reports, on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About Performance Technologies

Performance Technologies (Nasdaq NM: PTIX) develops integrated platforms, components and software solutions for the world's evolving communications infrastructure. Our broad customer base includes companies in the communications, military and commercial markets. Serving the industry for more than 20 years, our complete line of packet-based products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California; Norwood, Massachusetts and Ottawa, Canada. For more information, visit www.pt.com.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, potential delays associated with the purchase and implementation of an enterprise-wide software system, and potential impairments of investments. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2003, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.

A conference call will be held on Wednesday, April 28, 2004 at 10:00 a.m. eastern time to discuss the Company's financial performance for the first quarter. All interested investors can participate in the conference call by dialing (800) 683-1585. International/local calls may be made by dialing (973) 935-2409. A digital recording will be available one hour after the completion of the conference from April 28 through April 30, 2004. To access, participants should dial (877) 519-4471 or for International/local participants, dial (973) 341-3080 and enter the PIN 4718041. A Webcast of the conference call will also be available on the Performance Technologies Web site at www.pt.com within two hours after the completion of the call.

             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS
                                                 March 31,      December 31,
                                                   2004             2003
                                             -------------    -------------
                                               (unaudited)

    Current assets:
      Cash and cash equivalents               $24,085,000      $29,589,000
      Accounts receivable                      10,464,000        7,857,000
      Inventories                               6,353,000        5,443,000
      Prepaid expenses and other assets           471,000          626,000
      Deferred taxes                            1,714,000        1,714,000
                                             ------------     -------------
        Total current assets                   43,087,000       45,229,000

      Property, equipment and improvements      2,359,000        2,432,000
      Software development costs                3,184,000        2,597,000
      Notes receivable from
       unconsolidated companies                 2,300,000        1,000,000
      Investment in unconsolidated company        414,000          402,000
      Goodwill                                  5,474,000
                                             -------------    -------------
        Total assets                          $56,818,000      $51,660,000
                                             =============    =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY


    Current liabilities:
      Accounts payable                        $ 1,812,000      $ 1,231,000
      Income taxes payable                      1,835,000        1,760,000
      Accrued expenses                          4,338,000        4,019,000
                                             -------------    -------------
        Total current liabilities               7,985,000        7,010,000

    Deferred taxes                                698,000          698,000
                                             -------------    -------------
        Total liabilities                       8,683,000        7,708,000
                                             -------------    -------------
    Stockholders' equity:
      Preferred stock
      Common stock                                133,000          133,000
      Additional paid-in capital               12,823,000       12,863,000
      Retained earnings                        41,238,000       40,532,000
      Treasury stock                           (6,030,000)      (9,536,000)
      Accumulated other comprehensive loss        (29,000)         (40,000)
                                             -------------    -------------
        Total stockholders' equity             48,135,000       43,952,000
        Total liabilities                    -------------    -------------
         and stockholders' equity             $56,818,000      $51,660,000
                                             =============    =============

             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                   (unaudited)


                                                   Three Months Ended
                                                        March 31,
                                                  2004              2003
                                             -------------    -------------
    Sales                                     $15,566,000      $11,039,000
    Cost of goods sold                          7,588,000        6,036,000
                                             -------------    -------------
    Gross profit                                7,978,000        5,003,000
                                             -------------    -------------
    Operating expenses:
      Selling and marketing                     1,628,000        1,362,000
      Research and development                  2,591,000        2,307,000
      General and administrative                1,343,000        1,063,000
      In-process research and development         218,000
                                             -------------    -------------
        Total operating expenses                5,780,000        4,732,000
                                             -------------    -------------
    Income from operations                      2,198,000          271,000

    Other income, net                             138,000          127,000
    Income before income taxes and equity in -------------    -------------
     income (loss) of unconsolidated company    2,336,000          398,000

    Income tax provision                          791,000          115,000
    Income before equity in income (loss) of -------------    -------------
     unconsolidated company                     1,545,000          283,000

    Equity in income (loss) of unconsolidated
     company                                       12,000          (26,000)
                                             -------------    -------------
        Net income                            $ 1,557,000      $   257,000
                                             =============    =============
    Basic earnings per share                  $       .12      $       .02
                                             =============    =============
    Weighted average common shares             12,606,000       12,232,000
                                             =============    =============
    Diluted earnings per share                $       .11      $       .02
                                             =============    =============
    Weighted average common and
     common equivalent shares                  13,637,000       12,235,000
                                             =============    =============